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                                                                   EXHIBIT 99.01

                                   INTUIT INC.

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Stephen M. Bennett, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Intuit Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Intuit Inc.'s Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         Intuit Inc. Annual Report on Form 10-K for the fiscal year ended July 31, 2001 filed with the Commission on October 5, 2001.

         Current Report on Form 8-K filed with the Commission on November 8,
         2001.

         Current Report on Form 8-K filed with the Commission on November 16, 2001.

         Definitive Proxy Statement filed with the Commission on November 29, 2001.

         Intuit Inc. Quarterly Report on Form 10-Q for the quarter ended on October 31, 2001 filed with the Commission on December 7, 2001.

         Additional Definitive Proxy Material filed with the Commission on January 17, 2002.

         Current Report on Form 8-K filed with the Commission on January 24,
         2002.

         Current Report on Form 8-K filed with the Commission on February 14, 2002.


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         Intuit Inc. Quarterly Report on Form 10-Q for the quarter ended on
         January 31, 2002 filed with the Commission on February 28, 2002.

         Current Report on Form 8-K filed with the Commission on May 13, 2002.

         Current Report on Form 8-K filed with the Commission on May 17, 2002.

         Intuit Inc. Quarterly Report on Form 10-Q for the quarter ended on April 30, 2002 filed with Commission on May 31, 2002.

         Current Report on Form 8-K filed with the Commission on June 11, 2002.

         Current Report on Form 8-K filed with the Commission on June 24, 2002.

         Current Report on Form 8-K filed with the Commission on July 10, 2002.

         Current Report on Form 8-K filed with the Commission on July 24, 2002.

         Current Report on Form 8-K filed with the Commission on August 1, 2002.

         Any amendments to any of the foregoing.



/s/ STEPHEN M. BENNETT
-------------------------------------------------
Stephen M. Bennett

August 13, 2002


                          JURAT WITH AFFIANT STATEMENT

STATE OF CALIFORNIA      )
                         )ss
COUNTY OF SANTA CLARA    )

     On this 13th day of August 2002, before me, the undersigned Notary Public, personally appeared Stephen M. Bennett, President and Chief Executive Officer of Intuit Inc.

          [X] personally known to me
          [ ] proved to me on the basis of satisfactory evidence



                              Subscribed and sworn to (or affirmed) before me



                              /s/ Eleanor Roberts
                              ----------------------------------------------
                              Eleanor Roberts, California Notary Public
                              Santa Clara County
                              Notary Commission #: 1334881
                              My Commission Expires: January 12, 2006